UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2026

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation) 11911 Freedom Drive, Ste. 200 Reston, Virginia 20190 Address of Principal Executive Offices	(Commission File Number)	(I.R.S. Employer Identification No.) 20190 (Zip code)

Registrant’s Telephone Number, Including Area Code: (800) 775-0982

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory   Arrangements of Certain Officers.

(d) Appointment of Lisa Hook as Director

On February 24, 2026, the Board of Directors (the “Board”) of NextNav Inc. (the “Company”) increased the size of the Board from nine (9) directors to ten (10) directors and appointed Lisa Hook as a director to fill the resulting vacancy. Her term will expire at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and will continue until her successor has been elected and qualified, subject, however, to earlier death, resignation, retirement, disqualification, or removal. She will stand for reelection at the Annual Meeting. Ms. Hook was appointed to serve as the Board’s Lead Independent Director and as a member of the Board’s Technology and National Defense and Compensation and Human Capital Committees.

For her service as Lead Independent Director, Ms. Hook will receive cash and equity compensation as follows: an initial equity grant of approximately $75,000, an annual equity grant of approximately $175,000, and an annual cash retainer of $80,000. Ms. Hook will also receive cash compensation for her service on Board committees, consistent with that provided to all non-employee directors.

The Company will enter into an indemnity agreement with Ms. Hook in connection with her appointment to the Board. The indemnity agreement will be substantially the same form as the indemnity agreement for the other directors of the Company, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 28, 2021.

No arrangement or understanding exists between Ms. Hook and any other person pursuant to which she was appointed as a director. There are no transactions in which she has an interest that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTNAV INC.

Dated: February 27, 2026	By:	/s/ James Black
		Name:	James Black
		Title:	General Counsel and Corporate Secretary